                                                                   EXHIBIT 99.01

(VERITAS LOGO)                                                              NEWS

VERITAS Software Corporation
350 Ellis Street
Mountain View, CA 94043
(650) 527-8000
FOR IMMEDIATE RELEASE

         VERITAS SOFTWARE REPORTS HIGHEST REVENUE IN COMPANY'S HISTORY

   VERITAS Board of Directors authorizes $300 million stock repurchase program

MOUNTAIN VIEW, CALIF. - JULY 23, 2003 - VERITAS Software Corporation (Nasdaq:
VRTS) today announced financial results for the quarter ended June 30, 2003. Revenue for the quarter ended June 30, 2003 was a record $413 million, compared to revenue of $365 million for the same period a year ago, representing 13% growth year over year.

GAAP net income for the quarter ended June 30, 2003 was $49 million, or $0.11 per diluted share, compared to GAAP net income of $26 million, or $0.06 per diluted share, for the same period a year ago. Non-GAAP diluted earnings per share for the quarter ended June 30, 2003 was $0.19, compared to $0.14 for the same period a year ago. Non-GAAP diluted earnings per share exclude the effect of purchase accounting adjustments, such as the amortization of developed technology, amortization of other intangibles, in-process research and development expense, stock-based compensation expense, and the effect of other special items, such as the loss on strategic investments and related adjustments to provision for income taxes. A quantitative reconciliation of the differences between GAAP diluted earnings per share and non-GAAP diluted earnings per share is included in this press release.

"Our performance this quarter marks the best in the history of VERITAS. Our repeated delivery of year over year revenue growth for the past four quarters is a testament to the strength of VERITAS' business model and the significant value we provide to our customers," said Gary Bloom, chairman, president and CEO, VERITAS Software. "We attribute our success to our market leadership, solid execution of our growth strategy, and diligent management of our business."

"We exited the quarter with $2.4 billion in cash and short-term investments and, by leveraging the revenue upside, we delivered earnings well ahead of expectations and generated approximately $122 million in cash from operating activities," said Ed Gillis, executive vice president and chief financial officer, VERITAS Software. "In addition, we are pleased to

                                     -more-

VERITAS Software Reports Highest Revenue in Company's History announce our board has authorized the use of up to $300 million to be used for a stock repurchase program. This repurchase program is intended to reduce the dilution resulting from both our recent acquisition of Precise Software and our employee stock option programs."

"Our expectations for the quarter ending September 30, 2003 are for revenues in the range of $420 to $430 million, which includes revenue attributable to Precise, and diluted earnings per share to be in the range of $0.13 to $0.15 on a GAAP basis, including acquisition related expenses of $0.02 per share," said Bloom. "While our U.S. enterprise business remains strong, our expectations factor in typical seasonality of the European markets in the third quarter. Looking forward to the fourth quarter, we anticipate that seasonal strength and our robust product portfolio, complemented by our recently acquired technology, should lead to a continued positive momentum in our business."

The stock repurchase program announced today is effective immediately. Shares may be purchased from time to time on the open market or in privately negotiated transactions. Depending on market conditions and other factors, these purchases may be commenced or suspended from time-to-time without prior notice.

The Company will hold a conference call today at 2:00 p.m. Pacific Time, 5:00 p.m. Eastern Time, to review the results and business outlook. The conference call will be available to all investors. The telephone dial-in number for listen-only access to the live call is 913-981-5591, passcode: 362549. A live web cast will also be available at www.veritas.com, Investor section. In addition, a replay will be available via audio Webcast at www.veritas.com, Investor section, beginning on Wednesday, July 23rd at 4:00 p.m. Pacific Time. A telephonic replay will also be available through 10:00 p.m. Pacific Time on Wednesday, August 6th by dialing 719-457-0820 and entering replay code: 362549.

ABOUT VERITAS SOFTWARE

With revenue of $1.5 billion in 2002, VERITAS Software ranks among the top 10 software companies in the world. VERITAS Software is the world's leading storage software company, providing data protection, storage management, high availability and application performance management software to 86 percent of the Fortune 500. VERITAS Software's corporate headquarters is located at 350 Ellis Street, Mountain View, CA, 94043, tel: 650-527-8000, fax: 650-527-8050,
e-mail: vx-sales@veritas.com, Web site: www.veritas.com.

NON-GAAP FINANCIAL MEASURES

The non-GAAP financial measures used in this press release exclude the impact of purchase accounting adjustments, such as the amortization of developed technology, amortization of other intangibles, in-process research and development expense and stock-based compensation expense, and the effect of

VERITAS Software Reports Highest Revenue in Company's History other special items, such as the loss on strategic investments and related adjustments to provision for income taxes, on our operating results. These non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles and may be different from non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. The Company's management refers to non-GAAP financial measures, such as non-GAAP earnings per share, gross profit margins, operating margins and net income, in making operating decisions because they provide meaningful supplemental information regarding the Company's operational performance, including the Company's ability to provide cash flows to invest in research and development and fund acquisitions and capital expenditures. In addition, these non-GAAP financial measures facilitate management's internal comparisons to the Company's historical operating results and comparisons to competitors' operating results. We include these non-GAAP financial measures in our earnings announcement because we believe they are useful to investors in allowing for greater transparency to supplemental information used by management in its financial and operational decision-making. In addition, we have historically reported similar non-GAAP financial measures to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting at this time. Investors are encouraged to review the reconciliation of the non-GAAP financial measures to their most directly comparable GAAP financial measure as provided in this press release.

SAFE HARBOR STATEMENT

This press release contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, including statements relating to a stock repurchase program to reduce the dilution resulting from our acquisition of Precise Software and employee stock option programs, projections of future revenue and earnings and the continued positive momentum in our business. These forward-looking statements involve a number of risks and uncertainties, including: the risk that our cash and short term investments may be insufficient to fund our stock repurchase program; the risk that the trading price of our common stock may fluctuate significantly; the risk that a continuing or worsening decline in economic conditions generally and in IT spending specifically might reduce customer demand for our products and services; the risk that we will not gain market acceptance of our products and services; the risk that the SARS outbreak will adversely affect our business; the risk that we may lose market share to existing or new competitors; and the risk that we may not be able to manage our business adequately in response to changing market conditions. These and other factors could cause our actual results to differ materially from what we project in our forward-looking statements. For more information regarding potential risks, see the "Factors That May Affect Future Results" section of our most recent quarterly report on Form 10-Q for the quarter ended March 31, 2003 and annual report on Form 10-K for the year ended December 31, 2002, which are on file with the SEC. Additional information will also be set forth in the corresponding section of our quarterly report on Form 10-Q for the quarter ended June 30, 2003, which will be filed with the SEC in the third quarter of 2003. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date hereof.

                                      # # #

INVESTOR CONTACT:
Renee Budig, Vice President, Investor Relations, VERITAS Software
(650) 527-4047, renee.budig@veritas.com

PRESS CONTACT:
Jean Kondo, Senior Manager, Corporate Communications, VERITAS Software
(650) 527-4842, jean.kondo@veritas.com

Copyright 2003 VERITAS Software Corporation. All rights reserved. VERITAS, the VERITAS Logo and all other VERITAS product names and slogans are trademarks or registered trademarks of VERITAS Software Corporation.

VERITAS Software Reports Highest Revenue in Company's History

VERITAS and the VERITAS Logo Reg. U.S. Pat. & Tm. Off. Other product names and/or slogans mentioned herein may be trademarks or registered trademarks of their respective companies.

                         -Financial Statements Attached-

                          VERITAS SOFTWARE CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                              THREE MONTHS ENDED                         SIX MONTHS ENDED
                                                                   JUNE 30,                                 JUNE 30,
                                                     ------------------------------------      ------------------------------------
                                                           2003                2002                  2003                2002
                                                     -----------------   ----------------      ----------------    ----------------
NET REVENUE:
  User license fees                                   $     260,962        $    241,876          $    515,526        $   501,587
  Services                                                  151,894             122,814               291,716            233,552
                                                      -------------        ------------          ------------        -----------
     TOTAL NET REVENUE                                      412,856             364,690               807,242            735,139

COST OF REVENUE:

  User license fees                                          11,716               8,778                23,134             17,972
  Services                                                   50,345              44,852                98,134             86,007
  Amortization of developed technology                       10,554              16,903                25,336             33,806
                                                      -------------        ------------          ------------        -----------
     TOTAL COST OF REVENUE                                   72,615              70,533               146,604            137,785
                                                      -------------        ------------          ------------        -----------
GROSS PROFIT                                                340,241             294,157               660,638            597,354

OPERATING EXPENSES:
  Selling and marketing                                     123,105             126,731               245,152            253,694
  Research and development (1)                               72,584              67,701               143,967            132,885
  General and administrative                                 38,902              34,612                77,055             67,725
  Amortization of other intangibles                          12,250              18,016                30,441             36,032
  In-process research and development                        15,300                   -                19,400                  -
                                                      -------------        ------------          ------------        -----------
     TOTAL OPERATING EXPENSES                               262,141             247,060               516,015            490,336
                                                      -------------        ------------          ------------        -----------
Income from operations                                       78,100              47,097               144,623            107,018
Interest and other income, net                               11,274              13,708                19,669             26,861
Interest expense                                             (7,798)             (7,462)              (15,536)           (15,383)
Loss on strategic investments                                     -             (14,802)               (3,518)           (14,802)
                                                      -------------        ------------          ------------        -----------
Income before income taxes                                   81,576              38,541               145,238            103,694
Provision for income taxes                                   32,837              12,495                53,973             33,182
                                                      -------------        ------------          ------------        -----------
NET INCOME                                            $      48,739        $     26,046          $     91,265        $    70,512
                                                      =============        ============          ============        ===========
NET INCOME PER SHARE - BASIC                          $        0.12        $       0.06          $       0.22        $      0.17
                                                      =============        ============          ============        ===========
NET INCOME PER SHARE - DILUTED                        $        0.11        $       0.06          $       0.22        $      0.17
                                                      =============        ============          ============        ===========
SHARES USED IN PER SHARE CALCULATION - BASIC                415,621             409,465               414,270            407,776
                                                      =============        ============          ============        ===========
SHARES USED IN PER SHARE CALCULATION - DILUTED              427,939             418,719               424,275            420,289
                                                      =============        ============          ============        ===========

(1) Research and development includes stock-based compensation of $673 for the three months ended June 30, 2003 and $1,122 for the six months ended June 30, 2003.

                          VERITAS SOFTWARE CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                              JUNE 30,    DECEMBER 31,
                                                                2003          2002
                                                            -----------   -------------
                                                            (UNAUDITED)
                                     ASSETS
CURRENT ASSETS:
  Cash and short-term investments                           $ 2,368,305   $   2,241,321
  Accounts receivable, net                                      131,556         170,204
  Other current assets                                           72,641          74,178
  Deferred income taxes                                          60,781          59,995
                                                            -----------   -------------
     TOTAL CURRENT ASSETS                                     2,633,283       2,545,698

Property and equipment, net                                     216,702         230,261
Other intangibles, net                                           88,823          72,594
Goodwill, net                                                 1,735,767       1,196,593
Other non-current assets                                         19,653          26,624
Deferred income taxes                                           127,744         127,863
                                                            -----------   -------------
     TOTAL ASSETS                                           $ 4,821,972   $   4,199,633
                                                            ===========   =============

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                                          $    40,847   $      33,823
  Accrued compensation and benefits                              97,645          97,233
  Merger consideration payable                                   64,496               -
  Accrued acquisition and restructuring costs                    47,662          37,742
  Other accrued liabilities                                      95,760          92,431
  Income taxes payable                                          180,781         123,569
  Deferred revenue                                              309,710         280,314
                                                            -----------   -------------
     TOTAL CURRENT LIABILITIES                                  836,901         665,112

NON-CURRENT LIABILITIES:

  Convertible subordinated notes                                468,740         460,252
  Accrued acquisition and restructuring costs                    71,266          77,402
  Other income taxes                                            113,100         113,100
                                                            -----------   -------------
     TOTAL NON-CURRENT LIABILITIES                              653,106         650,754

Stockholders' equity                                          3,331,965       2,883,767
                                                            -----------   -------------
     TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY             $ 4,821,972   $   4,199,633
                                                            ===========   =============

                          VERITAS SOFTWARE CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                                             SIX MONTHS ENDED
                                                                                                 JUNE 30,
                                                                                        --------------------------
                                                                                           2003           2002
                                                                                        -----------    -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCOME                                                                              $    91,265    $    70,512
Adjustments to reconcile net income to net cash provided by operating activities:
  Depreciation and amortization                                                              50,049         52,046
  Amortization of other intangibles                                                          30,441         36,032
  Amortization of developed technology                                                       25,336         33,806
  Amortization of original issue discount on convertible notes                                8,488          7,941
  In-process research and development                                                        19,400              -
  Provision for doubtful accounts                                                             1,500          2,031
  Stock-based compensation                                                                    1,122              -
  Tax benefits from stock plans                                                              11,065         19,593
  Loss on strategic investments                                                               3,518         14,802
  (Gain) loss on sale of assets                                                              (1,389)           (62)
  Deferred income taxes                                                                     (22,149)       (26,290)
Changes in operating assets and liabilities, net of effects of business acquisitions:
  Accounts receivable                                                                        44,860         37,168
  Other assets                                                                                6,361          7,272
  Accounts payable                                                                             (464)        14,231
  Accrued compensation and benefits                                                         (10,960)        (7,712)
  Accrued acquisition and restructuring costs                                                (8,560)          (605)
  Other accrued liabilities                                                                  (1,417)         7,708
  Income taxes payable                                                                       50,372         34,555
  Deferred revenue                                                                           26,066         36,556
                                                                                        --------------------------
                               Net cash provided by operating activities                    324,904        339,584
Cash flows from investing activities:
  Purchases of investments                                                                 (930,935)      (903,899)
  Sales and maturities of investments                                                     1,159,792        768,756
  Purchases of property and equipment                                                       (36,044)       (53,139)
  Business acquisitions, net of cash acquired                                              (336,474)             -
  Payments made for prior year business and technology acquisitions                          (4,122)        (7,267)
                                                                                        --------------------------
                                 Net cash used in investing activities                     (147,783)      (195,549)
Cash flows from financing activities:
  Proceeds from issuance of common stock                                                     58,984         63,567
                                                                                        --------------------------
                               Net cash provided by financing activities                     58,984         63,567
Effect of exchange rate changes                                                              14,206            974
                                                                                        --------------------------
Net increase in cash and cash equivalents                                                   250,311        208,576
Cash and cash equivalents at the beginning of the period                                    764,062        538,419
                                                                                        --------------------------
Cash and cash equivalents at the end of the period                                      $ 1,014,373    $   746,995
                                                                                        ==========================

                          VERITAS SOFTWARE CORPORATION
                        NON-GAAP STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                   THREE MONTHS ENDED         SIX MONTHS ENDED
                                                        JUNE 30,                  JUNE 30,
                                                 ----------------------    ----------------------
                                                    2003         2002         2003         2002
                                                 ---------    ---------    ---------    ---------
NET REVENUE:
  User license fees                              $ 260,962    $ 241,876    $ 515,526    $ 501,587
  Services                                         151,894      122,814      291,716      233,552
                                                 ---------    ---------    ---------    ---------
     TOTAL NET REVENUE                             412,856      364,690      807,242      735,139
COST OF REVENUE:
  User license fees                                 11,716        8,778       23,134       17,972
  Services                                          50,345       44,852       98,134       86,007
                                                 ---------    ---------    ---------    ---------
     TOTAL COST OF REVENUE                          62,061       53,630      121,268      103,979
                                                 ---------    ---------    ---------    ---------
GROSS PROFIT                                       350,795      311,060      685,974      631,160
OPERATING EXPENSES:
  Selling and marketing                            123,105      126,731      245,152      253,694
  Research and development                          71,911       67,701      142,845      132,885
  General and administrative                        38,902       34,612       77,055       67,725
                                                 ---------    ---------    ---------    ---------
     TOTAL OPERATING EXPENSES                      233,918      229,044      465,052      454,304
                                                 ---------    ---------    ---------    ---------
Income from operations                             116,877       82,016      220,922      176,856
Interest and other income, net                      11,274       13,708       19,669       26,861
Interest expense                                    (7,798)      (7,462)     (15,536)     (15,383)
                                                 ---------    ---------    ---------    ---------
Income before income taxes                         120,353       88,262      225,055      188,334
Provision for income taxes                          39,716       30,009       74,268       64,034
                                                 ---------    ---------    ---------    ---------
NON-GAAP NET INCOME                              $  80,637    $  58,253    $ 150,787    $ 124,300
                                                 =========    =========    =========    =========
NON-GAAP NET INCOME PER SHARE - BASIC            $    0.19    $    0.14    $    0.36    $    0.30
                                                 =========    =========    =========    =========
NON-GAAP NET INCOME PER SHARE - DILUTED          $    0.19    $    0.14    $    0.36    $    0.30
                                                 =========    =========    =========    =========
SHARES USED IN PER SHARE CALCULATION - BASIC       415,621      409,465      414,270      407,776
                                                 =========    =========    =========    =========
SHARES USED IN PER SHARE CALCULATION - DILUTED     427,939      418,719      424,275      420,289
                                                 =========    =========    =========    =========

The non-GAAP statements of operations are intended to present the Company's operating results excluding special items and related adjustments on provisions for income taxes. These non-GAAP statements of operations are not in accordance with, or an alternative for, generally accepted accounting principles ("GAAP") and may be different from non-GAAP measures used by other companies. The non-GAAP statements of operations are prepared using income tax rates of 33% and 34% for 2003 and 2002, respectively. Please see attached reconciliation of the Company's financial statements prepared under GAAP to these non-GAAP financial statements.

                          VERITAS SOFTWARE CORPORATION
        RECONCILIATION OF CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    TO THE NON-GAAP STATEMENTS OF OPERATIONS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                            THREE MONTHS ENDED                         THREE MONTHS ENDED
                                                              JUNE 30, 2003                               JUNE 30, 2002
                                                 ---------------------------------------    --------------------------------------
                                                 UNDER GAAP   ADJUSTMENTS       NON-GAAP    UNDER GAAP   ADJUSTMENTS      NON-GAAP
                                                 ---------------------------------------    --------------------------------------
NET REVENUE:
  User license fees                              $ 260,962                      $260,962    $ 241,876                     $241,876
  Services                                         151,894                       151,894      122,814                      122,814
                                                 ---------------------------------------    --------------------------------------
     TOTAL NET REVENUE                             412,856                       412,856      364,690                      364,690
COST OF REVENUE:
  User license fees                                 11,716                        11,716        8,778                        8,778
  Services                                          50,345                        50,345       44,852                       44,852
  Amortization of developed technology              10,554       (10,554)  A           -       16,903     (16,903)   A           -
                                                 ---------------------------------------    --------------------------------------
     TOTAL COST OF REVENUE                          72,615       (10,554)         62,061       70,533     (16,903)          53,630
                                                 ---------------------------------------    --------------------------------------
GROSS PROFIT                                       340,241        10,554         350,795      294,157      16,903          311,060
GROSS PROFIT %                                        82.4%          2.6%           85.0%        80.7%        4.6%            85.3%
OPERATING EXPENSES:
  Selling and marketing                            123,105                       123,105      126,731                      126,731
  Research and development                          72,584          (673)  A      71,911       67,701                       67,701
  General and administrative                        38,902                        38,902       34,612                       34,612
  Amortization of other intangibles                 12,250       (12,250)  A           -       18,016     (18,016)   A           -
  In-process research and development               15,300       (15,300)  A           -            -                            -
                                                 ---------------------------------------    --------------------------------------
     TOTAL OPERATING EXPENSES                      262,141       (28,223)        233,918      247,060     (18,016)         229,044
                                                 ---------------------------------------    --------------------------------------
Income from operations                              78,100        38,777         116,877       47,097      34,919           82,016
OPERATING MARGIN %                                   18.9%           9.4%           28.3%        12.9%        9.6%            22.5%
Interest and other income, net                      11,274                        11,274       13,708                       13,708
Interest expense                                    (7,798)                       (7,798)      (7,462)                     (7,462)
Loss on strategic investments                            -                             -      (14,802)     14,802    B           -
                                                 ---------------------------------------    --------------------------------------
Income before income taxes                          81,576        38,777         120,353       38,541      49,721           88,262
Provision for income taxes                          32,837         6,879   C      39,716       12,495      17,514    C      30,009
                                                 ---------------------------------------    --------------------------------------
NET INCOME                                       $  48,739    $   31,898        $ 80,637    $  26,046    $ 32,207         $ 58,253
                                                 =======================================    ======================================
NET INCOME PER SHARE - BASIC                     $    0.12    $     0.07        $   0.19    $    0.06    $   0.08         $   0.14
                                                 =======================================    ======================================
NET INCOME PER SHARE - DILUTED                   $    0.11    $     0.08        $   0.19    $    0.06    $   0.08         $   0.14
                                                 =======================================    ======================================
SHARES USED IN PER SHARE CALCULATION - BASIC       415,621                       415,621      409,465                      409,465
                                                 =========                      ========    =========                     ========
SHARES USED IN PER SHARE CALCULATION - DILUTED     427,939                       427,939      418,719                      418,719
                                                 =========                      ========    =========                     ========

FOOTNOTES:

         A  To exclude non-cash charges related to acquisitions.

         B To exclude non-cash losses resulting from write-downs of strategic investments.

         C To adjust the provision for income taxes to the non-GAAP rates of 33% and 34% for the three months ended June 30, 2003 and June 30, 2002, respectively.

                          VERITAS SOFTWARE CORPORATION
       RECONCILIATION OF CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    TO THE NON-GAAP STATEMENTS OF OPERATIONS
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                                            SIX MONTHS ENDED                       SIX MONTHS ENDED
                                                             JUNE 30, 2003                           JUNE 30, 2002
                                                 --------------------------------------   ----------------------------------
                                                  UNDER GAAP   ADJUSTMENTS    NON-GAAP    UNDER GAAP  ADJUSTMENTS  NON-GAAP
                                                 --------------------------------------   ----------------------------------
NET REVENUE:
  User license fees                              $ 515,526                    $ 515,526   $ 501,587                $ 501,587
  Services                                         291,716                      291,716     233,552                  233,552
                                                 --------------------------------------   ----------------------------------
     TOTAL NET REVENUE                             807,242                      807,242     735,139                  735,139
COST OF REVENUE:
  User license fees                                 23,134                       23,134      17,972                   17,972
  Services                                          98,134                       98,134      86,007                   86,007
  Amortization of developed technology              25,336      (25,336) A            -      33,806    (33,806) A          -
                                                 --------------------------------------   ----------------------------------
     TOTAL COST OF REVENUE                         146,604      (25,336)        121,268     137,785    (33,806)      103,979
                                                 --------------------------------------   ----------------------------------
GROSS PROFIT                                       660,638       25,336         685,974     597,354     33,806       631,160
GROSS PROFIT %                                        81.8%         3.2%           85.0%       81.3%       4.6%         85.9%
OPERATING EXPENSES:
  Selling and marketing                            245,152                      245,152     253,694                  253,694
  Research and development                         143,967       (1,122) A      142,845     132,885                  132,885
  General and administrative                        77,055                       77,055      67,725                   67,725
  Amortization of other intangibles                 30,441      (30,441) A            -      36,032    (36,032) A          -
  In-process research and development               19,400      (19,400) A            -           -                        -
                                                 --------------------------------------   ----------------------------------
     TOTAL OPERATING EXPENSES                      516,015      (50,963)        465,052     490,336    (36,032)      454,304
                                                 --------------------------------------   ----------------------------------
Income from operations                             144,623       76,299         220,922     107,018     69,838       176,856
OPERATING MARGIN %                                    17.9%         9.5%           27.4%       14.6%       9.5%         24.1%
Interest and other income, net                      19,669                       19,669      26,861                   26,861
Interest expense                                   (15,536)                     (15,536)    (15,383)                 (15,383)
Loss on strategic investments                       (3,518)       3,518  B            -     (14,802)    14,802  B          -
                                                 --------------------------------------   ----------------------------------
Income before income taxes                         145,238       79,817         225,055     103,694     84,640       188,334
Provision for income taxes                          53,973       20,295  C       74,268      33,182     30,852  C     64,034
                                                 --------------------------------------   ----------------------------------
NET INCOME                                       $  91,265     $ 59,522       $ 150,787   $  70,512   $ 53,788     $ 124,300
                                                 ======================================   ==================================
NET INCOME PER SHARE - BASIC                     $    0.22     $   0.14       $    0.36   $    0.17   $   0.13     $    0.30
                                                 ======================================   ==================================
NET INCOME PER SHARE - DILUTED                   $    0.22     $   0.14       $    0.36   $    0.17   $   0.13     $    0.30
                                                 ======================================   ==================================
SHARES USED IN PER SHARE CALCULATION - BASIC       414,270                      414,270     407,776                  407,776
                                                 =========                    =========   =========                =========
SHARES USED IN PER SHARE CALCULATION - DILUTED     424,275                      424,275     420,289                  420,289
                                                 =========                    =========   =========                =========

FOOTNOTES:

         A  To exclude non-cash charges related to acquisitions.

         B To exclude non-cash losses resulting from write-downs of strategic investments.

         C To adjust the provision for income taxes to the non-GAAP rates of 33% and 34% for the six months ended June 30, 2003 and June 30, 2002, respectively.

                          VERITAS SOFTWARE CORPORATION
               RECONCILIATION OF PROJECTED GAAP EARNINGS PER SHARE
                    TO PROJECTED NON-GAAP EARNINGS PER SHARE
                 FOR THE THREE MONTHS ENDING SEPTEMBER 30, 2003
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

Projected revenue range                                   $  420,000    to       $  430,000
                                                         ===========            ===========
Projected GAAP earnings per share                              $0.13    to            $0.15
  Add back:  Projected impact of amortization of
    intangibles and stock-based compensation                    0.02                   0.02
                                                         -----------            -----------
       Projected non-GAAP earnings per share              $     0.15    to       $     0.17
                                                         ===========            ===========

The projected GAAP and non-GAAP financial information set forth in this reconciliation represent forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements involve a number of risks and uncertainties as identified in the Safe Harbor Statement of the press release.

The projected non-GAAP financial information set forth above is not prepared in accordance with, or an alternative for, generally accepted accounting principles ("GAAP") and may be different from non-GAAP measures used by other companies.

The projected GAAP and non-GAAP financial information set forth above includes the results of Precise Software Solutions, Ltd. which we acquired on June 30, 2003.